Exhibit 32(b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Form 10-KSB of James Monroe Bancorp, Inc. for the year ended December 31, 2003, I, Richard I Linhart , Executive Vice President and Chief Financial Officer of James Monroe Bancorp, Inc., hereby certify pursuant to 18 U.S.C. S.S. 1350, as adopted pursuant to S.S. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-KSB for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of James Monroe Bancorp, Inc.


 /s/ Richard I Linhart
----------------------------------------------------
Richard I Linhart
Executive Vice President and Chief Financial Officer